Fair Value - Changes in Unrealized Gains and Losses Recorded in Earnings for Level III Assets and Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Fair Value Assets And Liabilities Measured On Recurring Basis Gain Loss Included In Earnings [Abstract]
Interest income on securities	$ 14	$ 14
Net realized loss on securities available for sale	(310)	(5)
Total	$ (296)	$ 9